UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 5, 2024 (August 5, 2024)
CRANE COMPANY
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

Delaware	1-41570		88-2846451
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

100 First Stamford Place	Stamford	CT	06902
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 203-363-7300
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 5, 2024, the Board of Directors of Crane Company (the “Company”) elected Susan D. Lynch, 62, to serve as a Director for a term ending on the date of the next Annual Meeting of Stockholders in 2025. Since 2021, Ms. Lynch has served as a member of the board of directors of Allegro MicroSystems, a global leader in power and sensing semiconductor solutions for Automotive, Industrial, and Infrastructure systems. In addition, Ms. Lynch currently sits on the board of directors of Onto Innovation Inc., a leader in semiconductor support and process control solutions. Ms. Lynch previously served as Senior Vice President and Chief Financial Officer at V2X (formerly Vectrus, Inc.) from August 2019 to September 2023, a builder of innovative solutions that integrate physical and digital environments supporting the Aerospace, Defense and Aviation industries. Prior to her role at V2X, Ms. Lynch was Executive Vice President and Chief Financial Officer for Sungard Availability Services from April 2016 to July 2019, and Executive Vice President and Chief Financial Officer of Hitachi Data Systems from 2007 to 2015. Ms. Lynch has held various senior leadership positions with Raytheon Technical Services and Honeywell. Ms. Lynch brings more than 25 years of financial experience including senior leadership positions at top companies in the aerospace and defense industries, among others, to the Company’s Board.

Pursuant to the Company’s Director Compensation Program, Ms. Lynch will receive compensation consistent with the other non-employee Directors including an annual cash retainer of $90,000, payable quarterly in arrears, and $140,000 in the form of Deferred Stock Units (“DSUs”) of equivalent value. For the 2024 fiscal year, Ms. Lynch will receive a pro rata share for each of the cash retainers and the DSU grant. A full description of compensation payable to our Directors can be found in the Company’s most recent proxy statement filed with the U.S. Securities and Exchange Commission on March 7, 2024.

A copy of the Company’s press release announcing Ms. Lynch’s election is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits

99.1	Press Release, dated August 5, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE COMPANY

August 5, 2024

	By:	/s/ Anthony M. D'lorio
Anthony M. D'lorio
Executive Vice President, General Counsel and Secretary

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